EXHIBIT 10.89
                                CREDIT AGREEMENT

     This CREDIT AGREEMENT (the "Agreement"), dated as of May 6, 1997 is made between Southwall Technologies Inc., a Delaware corporation (the "Company"), and The Sanwa Bank, Limited, San Francisco Branch (the "Bank").

     In consideration of the premises and mutual covenants set forth below, the parties agree as follows:

                                   ARTICLE I
                        INTERPRETATIONS AND DEFINITIONS

     Section 1.01 Definitions. The following terms are used in this Agreement with the following respective meanings:

     "Agreement" means this Credit Agreement, dated as of May 6, 1997 between the Bank and the Company, as amended from time to time in accordance with its terms.

     "Applicable Rate" means the LIBOR Rate plus the Applicable Spread.

     "Applicable Spread" means 0.4375%.

     "Bank" means The Sanwa Bank, Limited, San Francisco Branch.

     "Business Day" means each day other than Saturday, a Sunday or a day on which commercial banks in San Francisco, California, New York, New York or London are authorized or required by law to close.

     "Company" means Southwall Technologies Inc., a Delaware corporation.

     "Company's Account" shall mean account number 5153-11059 at the Japanese Banking San Francisco Branch of Sanwa Bank California.

     "Default" means any condition or event which constitutes an Event of Default or which with notice, lapse of time or both would, unless cured or waived, constitute an Event of Default.

     "Dollars" and the sign "$" mean the lawful currency of the United States of America.

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     "Effective Date" means, in respect of this Agreement,  the later of (i) May
6, 1997, and (ii) the date on which this Agreement, after having been executed by the Company and the Bank, shall have been delivered to the Bank and all conditions precedent as presented in Article IV of this Agreement have been met.

     "Equity Securities" of any person shall mean (i) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such person, and (ii) all warrants, options and other rights to acquire any of the foregoing.

     "Event of Default" has the meaning set forth in Section 7.01.

     "Federal Funds Rate" shall mean the Bank's Federal Funds Rate, as announced by the Bank from its San Francisco Branch office from time to time.

     "Final Maturity Date" shall mean November 5, 2004. If such date is not a Business Day then the Final Maturity Date shall be the next preceding Business Day.

     "Governmental Authority" means any national, state or local government, any political subdivision or any governmental, judicial, public or statutory instrumentality, authority, body or entity, including the Federal Deposit Insurance Corporation, any central bank or any comparable authority.

     "Governmental Rule" means any law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guideline, policy or similar form of decision of any Governmental Authority.

     "Guarantor" shall mean Teijin Limited, a Japan corporation.

     "Guaranty" means that certain Guaranty, written in japanese and governed by the laws of Japan, to be executed by Guarantor on or before the Effective Date in the form of Exhibit B attached to this Agreement, as amended from time to time in accordance with its terms.

     "Interest Payment Date" means the last day of every Interest Period.

     "Interest Period" means the period beginning on the date of the first disbursement of the Loan pursuant to Section 2.01 of this Agreement and ending on and including November 6, 1997 and subsequent 6-month periods beginning on the most recent Interest Payment Date and ending on and including each May 6 and November 6 to and including the Final Maturity Date; provided, however (i) no Interest Period will extend beyond the Final Maturity Date, and (ii) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next Business Day.

     "LIBOR Rate" means the US$ LIBOR BBA which appears on Telerate Page 3750 or

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such  applicable  page as may be  designated  from time to time as of 11:00 a.m.
London time on the day that is two (2) Business Days preceding the first day of the applicable Interest Period, for the number of months in such Interest Period.

     "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Com-mercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

     "Loan" shall mean the aggregate amount advanced by the Bank to the Company under this Agreement.

     "Loan Documents" shall mean this Agreement, the Note, the Guaranty and such other certificates, agreements, instruments, financing statements and other documents as are delivered to the Bank from time to time in connection with the Loan, this Agreement or any other Loan Document.

     "Note" means a promissory note made as of May 6, 1997 by the Company in the form of Exhibit A attached to this Agreement, as amended from time to time in accordance with its terms.

     "Second Disbursement" shall have the meaning as set forth in section 2.01 of this Agreement.

     Section 1.02 Interpretation. In this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement.

                                   ARTICLE 11
                                    THE LOAN

     Section 2.01 Terms and Conditions of Loan. Subject to the terms and conditions of this Agreement, the Bank hereby agrees to extend the Loan to the Company and the Company hereby agrees to borrow the Loan from the Bank. The principal amount of the Loan will be advanced in two equal disbursements of $5,000,000.00 each to the Company's

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Account. The first disbursement will be made on the Effective Date or as soon as reasonably possible thereafter and the second disbursement will be made on November 6, 1997, or if November 6, 1997 is not a Business Day, the next day which is a Business Day ("Second Disbursement"). Each disbursement will be made not later than 12:00 noon (San Francisco time) on the day such disbursement occurs.

     Section 2.02 Repayment of Principal. Installments of principal of the Loan shall be due and payable by the Company as follows:

             Date                       Amount Payable
             ----                       --------------

             May 6, 2001                $1,250,000.00
             November 6, 2001           $1,250,000.00
             May 6, 2002                $1,250,000.00
             November 6, 2002           $1,250,000.00
             May 6, 2003                $1,250,000.00
             November 6, 2003           $1,250,000.00
             May 6, 2004                $1,250,000.00


     The outstanding principal amount of the Loan together with all accrued and unpaid interest thereon shall be due and payable by the Company on the Final Maturity Date.

     Section 2.03 Interest. The unpaid principal amount of the Loan shall bear interest until paid in full at the Applicable Rate, payable in arrears to the extent accrued on each Interest Payment Date.

     Section 2.04 Prepayments. Until the date which is the first anniversary of the Effective Date, the Company shall have no right to prepay all or any portion of the Loan. From and after the date which is the first anniversary of the Effective Date, the Company may prepay all or any portion of the Loan; provided, however that any such prepayment of the Loan (i) shall be in a principal amount of not less than $100,000, (ii) shall include payment of accrued interest on such prepaid principal, (iii) shall be made only upon at least four (4) Business Days prior written notice to Bank, and (iv) shall include payment by the Company of all amounts required to be paid by the Company pursuant to Section 3.02 of this Agreement by reason of any prepayment which is made on a date which is not an Interest Payment Date (which amounts required to be paid under Section 3.02 do not include any prepayment premium or similar penalty). Additionally, no partial prepayments shall be permitted if a Default shall have occurred and be continuing. In the event of any partial prepayment of the Loan, such partial prepayment shall be applied first to the unamortized portion of the principal due and payable on the Final Maturity Date and then to that portion of the principal due and payable in installments as provided herein in reverse chronological order.

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     Section 2.05 Payments; Calculations.

     (a) The Company shall make each payment due under this Agreement not later than 11:30 a.m. (San Francisco time) on the date when due in lawful money of the United States of America in immediately available funds to the Bank. Notwithstanding the foregoing, the Company hereby authorizes the Bank to transfer, or cause the transfer of, the amount of such payment to the Bank's account on the date when due from the Company's Account; provided, however (i) it shall be the Company's sole responsibility to ensure that there are sufficient funds in the Company's Account to make all such payments when due, and (ii) nothing contained in clause (i) above shall relieve the Company from making any payment when due hereunder.

     (b) Calculations. All computations of interest in respect of the Loan shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

     (c) Business Day. If any payment hereunder to the Bank shall fall due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day, and such extension shall be taken into account in the computation of interest, fees or other amounts due.

     Section 2.06 Overdue Interest. In the event that the principal amount of the Loan, any interest or any other amount payable by the Company under or pursuant to this Agreement or any other Loan Document is not paid when due, whether at stated maturity, by acceleration or otherwise, the Company shall pay on demand interest on such unpaid amount (to the extent permitted by applicable law) from the date such amount is due until the date such amount is paid in full at a rate of two percent (2%) per annum plus the greater of the (1) Applicable Rate or (2) the Federal Funds Rate at the time such payment became due. Each change in the Federal Funds Rate shall be effective as of the opening of business on the day such change occurs.

     Section 2.07 Payments. All payments hereunder shall be made without set-off or counterclaim, free and clear of all claims an without any deductions whatsoever to the account of the Bank from time to time designated to the Company in immediately available funds.

                                  ARTICLE III
                     LEGAL RESTRICTIONS; YIELD PROTECTIONS

     Section 3.01 Increased Costs. If after the date of this Agreement, the adoption of any applicable Governmental Rule, any change in any applicable Governmental Rule or in the interpretations or administration of any applicable Governmental Rule by any

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Governmental  Authority  charged with its  interpretation  or  administration or compliance by the Bank with any request, directive, guideline or policy (whether or not having the force of law) of any such Governmental Authority:

     (a) shall subject the Bank to any tax, duty or other change with respect to the Loan or shall change the basis of taxation of payments to the Bank of the principal of, or interest on, the Loan or any other amounts due under this Agreement or the Note in respect of such Loan (except for changes in the rate of taxation on the overall net income of the Bank imposed by the jurisdiction which the Bank is located); or

     (b) shall impose, modify or deem applicable any reserve (including any imposed by the Board of governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account, or credit extended by, the Bank or shall impose on the Bank or the relevant market to increase the cost to or to impose a cost on the Bank of making, maintaining or funding the Loan, or to reduce the amount of any sum received or receivable by the Bank under this Agreement or the Note, then, within 15 days after demand by the Bank, the Company shall pay to the Bank such additional amount or amounts as will reimburse the Bank for such increased cost or reduction.

     Section 3.02 Funding Losses. The Company shall reimburse the Bank within 15 days after demand for any losses, costs or expenses (including, without limitation, breakage costs and the like) incurred or expended by it in connection with any payment or prepayment (including any prepayment or payment resulting from acceleration) in respect of the Note or any portion thereof made on a date other than the last day of the then current Interest Period. Such loss may include the difference, as reasonably determined by the Bank, between (i)
(a) in the case of any voluntary repayment, the interest at the Applicable Rate less Applicable Spread that would have accrued on the portion of the Loan repaid, or (b) in the case of any required repayment, the Bank's cost of obtaining funds in an amount equal to the sum being repaid or prepaid, and (ii) any lesser amount which would have been realized by the Bank in reemploying the funds so received in repayment or prepayment by placing such funds on deposit for a comparable period in the relevant market, in each case during the period from the date of repayment or prepayment (as the case may be) to the end of the then current Interest Period. The certificate of the Bank with respect to reimbursement under this Section 3.02 as to the amount of any loss, cost or expense incurred or to be incurred by it shall show the amount payable and in reasonable detail the calculations used to determine in good faith such amount and shall be conclusive absent manifest error. The Bank hereby agrees to use reasonable commercial efforts to minimize any losses, costs or expenses incurred or expended for which the Bank seeks reimbursement pursuant to this Section
3.02. The Company hereby agrees that following an Event of Default by the Company hereunder and the acceleration of the maturity of the Loan by the Bank, a tender of payment of the amount necessary to satisfy the entire indebtedness of the Loan made at any time by the Company or by anyone on behalf of the Company shall be deemed a voluntary prepayment hereunder.

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     Section 3.03. Indemnification. The Company shall indemnify, defend and hold harmless the Bank, and each of the Bank's shareholders, directors, officers, employees, agents, successors and assigns (collectively, the "Indemnitees"),
against  any  and  all  losses,  liabilities,   obligations,   damages,  claims,
assessments, judgments, costs and expenses (collectively, the "Losses") that may be imposes on, incurred by or asserted against any Indemnitee resulting from, arising out of or relating to this Agreement, the Note or any other Loan Document; provided, however, that the Company shall not indemnify, defend and hold harmless the Indemnitees from any Losses that are the result of the gross
negligence  or  willful  acts  of  any   Indemnitee.   Any  Indemnitee   seeking
indemnification pursuant to this Section shall give notice to the Company within a reasonable time of the assertion of any claim that could result in a Loss. The Company, at its expense, shall have the right to assume the defense of such claim with counsel reasonably satisfactory to the Indemnitee, including, without limitation, the right to compromise or settle such claim. If the Company, within a reasonable time after receipt of the notice of such claim, fails to defend the Indemnitee, then such Indemnitee shall have the right to undertake the defense, compromise or settlement of such claim on its own behalf, and for the account and risk of the Company. The provisions of this Section shall survive the termination of the Note and the repayment of all amounts owned hereunder.

                                  ARTICLE IV.
                              CONDITIONS PRECEDENT

     Section 4.01. The obligation of the Bank to make the Loan to the Company is subject to satisfaction (as determined solely by the Bank), on or before the Effective Date, of the following conditions precedent:

     (a) the Agreement and the Note shall have been duly executed by the Company, and delivered to the Bank and the Guaranty shall have been duly executed by the Guarantor and delivered to the Bank;

     (b)  the  Bank  shall  have  received  the   Certificate   or  Articles  of
Incorporation of the Company, certified as of a recent date prior to the Effective Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation;

     (c) the Bank shall have received a Certificate of Good Standing (or comparable certificate) for the Company, certified as of a recent date prior to the Effective Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation;

     (d) the Bank shall have received evidence that all approvals, authorizations, consents and permission for the performance by the Company and the Guarantor of their respective obligations have been obtained and that all other regulatory requirements have been complied with has been delivered to the Bank.

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     (e) the Bank shall have  received a  certificate  of the  Secretary  of the
Company certifying the names and true signatures of each such person authorized to sign each Loan Document to be delivered by the Company to the Bank under this Agreement;

     (f) each of the representations and warranties of the Company contained in this Agreement or in any other Loan Document shall be true and correct in all material respects as of the Effective Date;

     (g) no Default shall have occurred and be continuing as of the Effective Date; and

     (h) the Bank shall have received such other documents, agreements, instruments, certificates and opinions as the Bank may reasonably require.

     Section 4.02. The Bank's obligation to make the Second Disbursement is subject to the following conditions:

     (a) On the date of the Second Disbursement, the following shall be true and correct:


         (i) the  representations  and  warranties  of the  Company set forth in
         Article V and any other Loan Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

         (ii) No Default has occurred and is continuing or will result from Bank making the Second Disbursement;

         (iii) All of the Loan Documents are in full force and effect; and

     (b) The Bank shall have received a notice of drawing substantially in the form of Exhibit C attached to this Agreement. Such notice shall have been received four (4) Business Days prior to November 6, 1997.

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES


     The Company, at the date of its acceptance hereof and throughout the term of the Agreement, represents and warrants to the Bank as follows:

     Section 5.01. Corporate Authorization. The Company has full power and authority to accept and perform this Agreement and the Note, and each of the foregoing instruments constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms.

     Section 5.02. Governmental and Other Approvals. All consents, licenses, approvals or authorizations of, exemption from or registrations with any authority required in connection with the performance of its obligations hereunder and under the Note and the other Loan Documents have been obtained.

     Section 5.03. Litigation. Except as otherwise disclosed to the Bank in writing or otherwise disclosed in the Company's most recent Form 10K filed with the Securities and Exchange Commission, there are no material litigation, arbitration or administrative proceedings presently pending before any court, tribunal or regulatory authority nor threatened against the Company which would have a material adverse effect on the Company.

     Section 5.04. Obligatory Effect. The obligations of the Company hereunder and under the Note constitute direct, unconditional and general obligations of the Company and will continue to rank at least pari passu with all other unsecured and unsubordinated liabilities of the Company.

     Section 5.05.  Disclosure of Defaults. To the best knowledge of the Company
(i) the Company is not in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party, and (ii) no Event of Default has occurred and no event has occurred which, with the giving of notice of lapse or time or both, would constitute an Event of Default.

     Section 5.06. Financial Statements. To the best knowledge of the Company, the most recent balance sheet and statement of income and retained earnings and changes in financial position of the Company as delivered to the Bank are true and correct in all material respects, do not omit any material facts or information and no material adverse change has occurred in the financial condition of the Company since the date of such financial statements.

     Section 5.07. Full Disclosure. Except as otherwise disclosed to the Bank in writing or otherwise disclosed in the Company's most recent Form 10K filed with the Securities and Exchange Commission, there is no fact known to the Company which has or could have a material adverse effect on the ability of the Company to pay the principal of or the interest on the Note or otherwise perform its material obligations under the Loan Documents.

     Section 5.08. No Conflicts. The making and performance by the Company of this Agreement and the Note will not (either immediately or with passage of time or the giving of notice, or both):

     (a) violate any charter or by-law provisions of the Company, or violate any laws or result in a default under any contract, agreement or instrument to which the Company is a party or by which the Company or its property is bound; or

     (b) result in the creation or imposition of any Lien upon any of the assets of the Company except Liens in favor of the Bank or the Guarantor.

     Section 5.09. Taxes. The Company has filed all federal state and local tax returns and other reports which it is required by all Governmental Rules to file prior to the date hereof and which are material to the conduct of its business, has paid or caused to be paid all taxes, assessments and other governmental charges that are due and payable prior to the date hereof, and has made adequate provisions for the payment of such taxes, assessments or other charges accrued but not yet payable. The Company has no knowledge of any deficiency or additional assessment in a materially important amount in connection with any taxes, assessments or charges which is not provided for on its books.

     Section 5.10. ERISA Obligations. To the best knowledge of the Company, the Company has satisfied the minimum funding standards under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with respect to each and every one of its employee benefit plans, is in compliance in all material respects with the presently applicable provisions for ERISA and has not incurred any liability to the Pension Benefit Guaranty Corporation, or to any plan under Title IV of ERISA, other than to any employer plan to which the Company is a party, there exists no unfunded vested liability.

     Section 5.11. Margin Regulations. The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock or margin securities (within the meanings of Regulations G, U and X or the Board of Governors of the Federal Reserve System), and or carry any margin stock or margin securities or to extend credit to others for the purpose of purchasing or carrying any margin stock or margin securities.

     Section 5.12. Survival of Representations and Warranties. All of the foregoing representations and warranties shall survive until all of the Company's obligations hereunder and under each of the other Loan Documents have been satisfied in full.

                                  ARTICLE VI.
                                   COVENANTS

     By its acceptance hereof, the Company agrees to undertake throughout the term of the Loan as follows:

     Section 6.01. Consents. The Company agrees to maintain, renew or obtain all necessary permissions, consents, approvals, licenses an registrations required in connection herewith.

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


     Section 6.02.  Financial  Statements.  The Company agrees to deliver to the
Bank:

     (a) as soon as available, and in no event later than 100 days after the close of each fiscal year of the Company, a copy of the audited consolidated financial statements of the Company for such fiscal year, prepared by independent certified public accountants of recognized national standing; and

     (b) as soon as available and in no event later than ten (10) Business Days after they are sent, made available or filed, copies of (1) all registration statements and reports filed by the Company or any of its subsidiaries with any securities exchange or the securities and Exchange Commission (including, without limitation, all 10-Q, 10-K and 8-Q reports); and all reports, proxy statements and financial statements sent or made available by the Company or any of its subsidiaries to its security holders.

     Section 6.03. Compliance with Law. The Company will use due diligence in order to comply in all material respects with all material Governmental Rules the noncompliance with which would materially and adversely affect the business, financial condition or consolidated results of operations of the Company, except where the necessity of compliance is contested in good faith by appropriate proceedings and to which appropriate reserves have been established on the books of the Company in accordance with generally accepted accounting principles.

     Section 6.04. Maintenance of Assets and Insurance. The Company will maintain all of its assets material to the Company's business in good condition and repair (normal wear and tear excepted), and will pay and discharge or cause to be paid and discharged when due the cost of repairs to and maintenance of the same, and will pay or cause to be paid all rental and mortgage payments due on such assets. The Company shall maintain, or cause to be maintained, insurance on all of its assets and activities, in such forms and amounts as are normal and customary for the business in which the Company engages and as may be reasonably satisfactory to the Bank. Each such insurance policy shall contain a provision whereby it cannot be canceled except after 30 days written notice to the Bank and the Company. The Company will furnish to the Bank, upon demand, such evidence of insurance as the Bank may reasonably require.

     Section 6.05. Taxes and Assessments. The Company shall pay or cause to be paid when due all taxes, assessments, charges and levies imposed upon it or upon any of its properties or assets or which it is required to withhold and pay over, except where contested in good faith by appropriate proceedings with adequate reserves therefore having been set aside on its books. The Company shall pay or cause to be paid all such taxes, assessment, charges and levies forthwith whenever foreclosure on any Lien that attached in connection wherewith (or security therefor) appears imminent. Without in any way limiting the foregoing, the Company shall pay in a timely fashion all charges and assessments required of it under ERISA.

     Section 6.06. Corporate Existence. The Company shall take all steps necessary to preserve its corporate existence and franchises and of its business and all material agreements to which it is subject and shall continue to conduct its business substantially in the manner in which it is currently being conducted.

     Section 6.07. Notice of Litigation. The Company shall give the Bank written notice within 30 days of: (i) the institution of any litigation or proceeding to which the Company is a party if an adverse decision therein would require it to pay more than $100,000 or deliver assets the value of which exceeds such sum (whether or not the claim is considered to be covered by insurance), or (ii) the institution of any other suit or proceeding involving it that might materially and adversely affect its operations, financial condition, property or business.

     Section 6.08. Payment of Indebtedness. The Company shall pay when due (or within applicable grace periods) all indebtedness due to third persons except
(i) when the amount thereof is being contested in good faith by appropriate proceedings and with adequate reserves therefor begin set aside on the Company's books, or (ii) when the non-payment of such indebtedness would not have a material adverse effect on the Company's business or the ability of the Company to perform its obligations under this Agreement and the other Loan Documents.

     Section 6.09. Notice of Default. The Company shall notify the Bank within 5 days after it becomes aware of the occurrence of any Event of Default or of any fact, conditions or event that with the giving of notice or the passage of time, or both, could become an Event of Default, or of the failure of the Company to observe any of its undertakings hereunder.

     Section 6.10. Sale of Assets. Without the prior written consent of the Bank, which consent shall not be unreasonably withheld or delayed, the Company shall not sell, transfer, lease or otherwise dispose of all or substantially all of its business or assets.

     Section 6.11. Margin Stock. The Company shall not directly or indirectly apply any part of the proceeds of the Loan to the purchasing or carrying of any margin stock or margin securities (within the meanings of Regulations G, U and X or the Board of Governors of the Federal Reserve System).

     Section 6.12. No Untrue Statements. The Company shall not knowingly furnish to the Bank any certificate or other document that will contain any untrue statement of material fact or that will omit to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

     Section 6.13. General Information. The Company shall furnish to the Bank such other information regarding the condition or operations, financial or otherwise, of the Company as the Bank may from time to time reasonably request.

     Section 6.14. Stock Acquisitions. Without the prior written consent of the Bank, which consent shall not be unreasonably withheld or delayed, the Company shall not agree to or otherwise permit the acquisition (other than by the Guarantor) by any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but exclusive of the holdings of any person who is a director of the Company on the date of this Agreement and exclusive of the holdings of any person or group of persons which has reported or may report on Schedule 13G under the Exchange Act and has not ceased to be eligible to report on Schedule 13G pursuant to Rule 13d-1 of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange
Act) of more  than  fifty  percent  (50%)  or  more  of the  outstanding  Equity
Securities of the Company entitled to vote for members of the board of directors. The Company shall endeavor to provide the Bank with as much advance notice as reasonably possible of any acquisition of Equity Securities which requires the prior written consent of the Bank under this Section 6.14.

                                  ARTICLE VII.
                               EVENTS OF DEFAULT

     Section 7.01. Events of Default The occurrence of any one or more of the following events shall constitute "Events of Default":

     (a) the Company fails to pay any installment of interest or principal within five (5) days when due hereunder; or

     (b) the Company fails to make any payment due to the Bank hereunder or under any of the other Loan Documents to which the Company is a party (other than payments referred to in subsection (a) above), within five (5) Business Days after written notice from the Bank;

     (c) any material representation or warranty made by the Company in any Loan Document or which is contained in any certificate, document, opinion, or financial or other statement furnished by the Company at any time or in connection with any Loan Document shall prove to have been incorrect in any material respect on or as of the date made; or

     (d) at any time it becomes unlawful (i) for the Company to perform any or all of its material obligations hereunder, or (ii) for the Guarantor to perform any or all of its material obligations under the Guaranty; or

     (e) the Company or the Guarantor shall suspend or discontinue its business operations whether voluntarily or involuntarily; or

     (f) the Company or the Guarantor shall (i) commence a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or in the future in effect, (ii) seek the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, (iii) make a general assignment for the benefit of creditors, (iv) fail generally to pay its debts as they become due or
(v) take any corporate action to authorize any of the foregoing; or

     (g) an involuntary case or other proceeding shall be commenced against the Company or the Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or in the future in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any other proceeding shall remain undismissed and unstayed for a period of 90 days; or any order for relief shall be entered against the Company or the Guarantor under the federal bankruptcy laws as now or in the future in effect; or

     (h) the Company shall fail duly to perform or observe in any material respect any other material term, covenant or agreement contained in this Agreement or any other Loan Document to which the Company is a party and such failure is not remedied within 30 days after receipt by the Company of a written notice from the Bank requiring such remedy; provided, however if such failure by the Company is of a type that cannot be cured or corrected within such 30 day period, no Event of Default shall occur by reason thereof so long as the Company commences to cure or correct such failure promptly at the beginning of such 30 day period and thereafter diligently prosecutes the same to completion within 60 days; or

     (i) the Company shall suffer any material adverse change to its financial condition or its business activities as currently conducted.

     Section 7.02. Remedies. Upon the occurrence and continuation of any Event of Default specified in Section 7.01 (f) or (g) the entire principal amount of the Loan outstanding, together with accrued interest thereon and all other sums payable hereunder or under the Note shall be immediately and automatically due and payable; and upon the occurrence and continuance of any other Event of Default, the Bank may at any time declare the entire principal amount of the Loan together with accrued interest thereon and all other amounts payable hereunder to be immediately due and payable, whereupon then same shall be immediately due and payable. All notices of dishonor, presentment or any other notice not expressly called for by this Agreement or the Note are hereby waived in connection with the foregoing.

     Section 7.03. Default Expenses. The Company will assume and pay upon demand of the Bank all costs and expenses, including, but not limited to reasonable attorney's fees, incurred by the Bank (including those incurred in any bankruptcy proceeding) as a result of a Default.

                                  ARTICLE VIII.
                                 MISCELLANEOUS.

     Section 8.01. Notices. All notices and other communications provided for under this Agreement shall be in writing and shall be personally delivered or sent by first class United States mail, by nationally recognized overnight courier such as Federal Express or DHL, or by telecopy or by other means of telecommunication, to the following addresses:

The Company:               Southwall Technologies Inc.
                           1029 Corporation Way
                           Palo Alto, CA 94303
                           Attn: Martin Schwartz
                           Telephone: (415) 962-9111
                           Facsimile: (415) 967-8713

The Bank:                  The Sanwa Bank, Limited
                           San Francisco Branch
                           444 Market Street, 18th Floor
                           San Francisco, CA 94111
                           Attn: Mr. Tadahiko Kanayama
                           Telephone: (415) 597-5210
                           Facsimile: (415) 788-5459

with a copy
to the Guarantor:          Teijin Limited
                           1-1, Uchisaiwaicho
                           2-Chome
                           Chioyada-ku
                           Tokyo, Japan
                           Attn: General Manager,
                                 Films Planning and Administration Department
                           Telephone: 011-81-3-3506-4291
                           Facsimile: 011-81-3-3506-4378


or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and communications shall be deemed received
(i) if personally delivered, upon delivery, (ii) if sent by first class United States mail, following deposit in the mail with first class postage prepaid, upon receipt, (iii) if sent by courier service with next Business Day delivery charges prepaid, upon receipt, and (iv) if sent by telex, telecopy or similar form of telecommunications, upon receipt. With respect to copies of notices to the Borrower to be sent to the Guarantor, the Bank shall endeavor to provide copies of notices sent to the Borrower solely with respect to Article VII of this Agreement; provided, however, the Bank's failure to provide a copy of any such notice to the Guarantor shall not (i) affect the validity of any such notice given by the Bank to the Borrower as provided herein, or (ii) affect any of the rights or remedies that the Bank has or may have against the Borrower or the Guarantor arising from or relating to any of the Loan Documents.

     Section 8.02. Amendments and Waivers; Cumulative Remedies. None of the terms of this Agreement may be waived, altered or amended except by a written consent from the Bank. No failure or delay on the part of the Bank in exercising any right, power or privilege under this Agreement or the Note shall operate as a waiver of such right, power or privilege under this Agreement or the Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in and contemplated by this Agreement and the other Loan Documents are cumulative and not exclusive of any rights or remedies provided by law.

     Section 8.03. Headings. The article and section headings used in this Agreement have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.

     Section 8.04. Miscellaneous Expenses. The Company will assume and pay upon demand from the Bank all costs and expenses, including, but not limited to reasonable attorney's fees and documentation costs, incurred by the Bank as a result of the preparation of Loan Documents and advancement of the Loan to the Company.

     Section 8.05. Severability. Any provisions of this Agreement or the Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or the Note, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 8.06. Governing Law and Jurisdiction. The validity, construction and performance of the Agreement and the Note shall be governed by and construed in accordance with the laws and regulations of the State of California. The Company and the Bank hereby submit to the non-exclusive jurisdiction of the courts of the State of California for the purpose of any claim, dispute or difference relating to this Agreement, or the Note.

     Section 8.07. Additional Assurances. From time to time, the Company shall execute and deliver to the Bank such additional documents and provide such additional information as the Bank may reasonably require to carry out the terms of this Agreement.

     Section 8.08. Entire Agreement. This Agreement, together with the other Loan Documents to which Company is a party, constitutes the entire agreement among the parties with respect to the subject matter contained herein and therein, and supersedes any prior agreements or understanding among the parties, whether written or oral.

     Section 8.09. Bank-Company Relationship. The Loan Documents do not create and the parties do not intend to create a joint venture, partnership, trust or other business or fiduciary relationship between the Company and the Bank, other than that of debtor and creditor.

     Section 8.10. Waiver of Jury Trial. THE COMPANY AND THE BANK EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OF OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. COMPANY AND BANK EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

     Section 8.11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Bank and their respective successors and assigns, except that the Company may not assign or transfer any of its rights under any Loan Document without the prior written consent of the Bank. The Bank may, without the consent of the Company, negotiate, pledge, hypothecate, or grant participations in this Agreement or in any of its rights under this Agreement. The Company shall accord full recognition to any such assignment, and all rights and remedies of the Bank in connection with the interest so assigned shall be as fully enforceable by such assignee or participant as they were by the Bank before such assignment. In connection with any proposed assignment, Bank may disclose to the proposed assignee or participant any information that the Company is required to deliver to the Bank pursuant to this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

                                          COMPANY:


                                          Southwall Technologies Inc.

                                          By:  /s/ Martin Schwartz
                                             ------------------------
                                          Name: Martin Schwartz
                                          Title: President


                                          BANK:


                                          The Sanwa Bank, Limited,
                                          San Francisco Branch

                                          By: /s/ Tadahiko Kanayama
                                             ------------------------
                                          Name: Tadahiko Kanayama
                                          Title: General Manager

                         EXHIBIT A TO CREDIT AGREEMENT

                                PROMISSORY NOTE

us$10,000,000.00                                       May 6, 1997
                                                       San Francisco, California


     FOR VALUE RECEIVED, Southwall Technologies, Inc. (the "Company") hereby unconditionally promises to pay at the times set forth in the Agreement referred to below and in any event on Final Maturity Date to the order of The Sanwa Bank, Limited, San Francisco Branch (the "Bank") the principal amount of Ten Million United States Dollars (US$10,000,000.00). The Company promises to pay interest on the unpaid principal amount of the Loan at such interest rates and on such dates as are provided for in the Agreement.

     All such principal and interest (including interest on overdue principal and, to the extent permitted by law, overdue interest and any and all other amounts payable by the Company under the terms of the Agreement and which are not paid when due) shall be payable in lawful money of the United States of America at the times and places, and in accordance with the payment terms contained in the Agreement. Principal may be prepaid only in accordance with the terms and conditions set forth in the Agreement.

     Each payment made on account of the principal of the Loan shall be recorded by the Bank on its books and, prior to any transfer of this Promissory Note (the "Note"), endorsed by the Bank on the schedule attached to this Note or any continuation of such schedule (provided that the failure by the Bank to make, or any error in making, any such endorsement shall not limit or otherwise affect the obligations of the Company under this Note with respect to the Loan).

     This Note is the Promissory Note referred to, and is entitled to the benefits of, that certain Credit Agreement dated as of May 6, 1997 (as it may be amended from time to time) between the Company and the Bank (the "Agreement"). Terms defined in the Agreement are used in this Note with respective meanings assigned to those terms in the Agreement.

     This Note shall be construed in accordance with and governed by the laws of the State of California applicable to contracts made and performed in the State of California.

                                        Southwall Technologies, Inc.

                                        By:__________________________
                                        Name: Martin Schwartz
                                        Title: President

                         EXHIBIT B TO CREDIT AGREEMENT


                                Form of Guaranty

                         EXHIBIT C TO CREDIT AGREEMENT

                              NOTICE OF BORROWING

To:   The Sanwa Bank, Limited
      San Francisco Branch
Fax:  (415) 788-5459
Attn: Mr. Shunji Endo


     Reference is made to that certain Credit Agreement, dated as of May 6, 1997 (the "Agreement") between Southwall Technologies Inc. (the "Company") and The
Sanwa Bank, Limited, San Francisco Branch (the "Bank"). Unless otherwise indicated, all terms defined in the Agreement have the same respective meanings when used herein.

     Pursuant to Section 4.02 of the Agreement, the Company hereby irrevocably requests the Second Disbursement ($5,000,000.00) upon the following terms:

     (a) The date of the requested Second Disbursement is to be November 6, 1997 ("Disbursement Date").

     (b) The representations and warranties of the Company set forth in Article V of the Agreement and any other Loan Documents, after giving effect to the requested Second Disbursement, are and will be true and correct in all material respects as if made on the Disbursement Date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

     (c) No Default has occurred and is continuing or will result from the Bank making the Second Disbursement; and

     (d)  All of the Loan Documents are in full force and effect.


     Please disburse the proceeds of the requested Second Disbursement to the Company's Account.


     IN WITNESS WHEREOF, the Company has executed this Notice of Borrowing on the date set forth above.

                                             SOUTHWALL TECHNOLOGIES, INC.

                                             By:__________________________

                                                 Name:____________________

                                                 Title: __________________